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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 1, 2001


                              EDISON MISSION ENERGY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   CALIFORNIA
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


        1-13434                                          95-4031807
(COMMISSION FILE NUMBER)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)


                     18101 VON KARMAN AVENUE
                        IRVINE, CALIFORNIA                92612
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 752-5588


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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Items 1 through 6 and 8 are not included because they are not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        (a) Not applicable.
        (b) Not applicable.
        (c) Exhibits.

99.1 Certain information with respect to Edison Mission Energy to be disclosed to prospective private placement purchasers of senior notes not previously publicly reported.




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Item 9. Regulation FD Disclosure.

     We are conducting a $400 million private placement of senior notes to repay indebtedness under our corporate credit facilities. This private placement is permitted under Rule 144A of the Securities Act of 1933 and will be made only to qualified institutional buyers and to investors in transactions exempt from registration under Regulation S under the Securities Act. In connection with the private placement, we anticipate disclosing to prospective purchasers of the senior notes information that has not been previously publicly reported. We have elected to provide this information, together with other information which has been previously publicly disclosed, in this Current Report on Form 8-K in the attached Exhibit 99.1 for informational purposes. Substantially all the information contained in this Current Report on Form 8-K will be reflected in our forthcoming Quarterly Report on Form 10-Q for the three month period ended June 30, 2001.

     None of the information contained in this report or the exhibit hereto should be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings we have made or may make pursuant to the Securities Act or into any other documents unless such portion of this report is expressly and specifically identified in such filing as being incorporated by reference therein.

     No assurance can be made that the private placement of the senior notes will be completed. The private placement of the senior notes is presently expected to be completed in early August 2001.

     The senior notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. This report is being furnished pursuant to the requirements of Regulation FD and does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer or sale would be unlawful.

     This report, together with the information attached as an exhibit hereto, includes "forward-looking statements," within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, reflecting management's current analysis and expectations, based on reasonable assumptions. Although we believe that our plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results, including the timing of the


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private placement and the proceeds anticipated therefrom, among others, could differ materially. These forward-looking statements are subject to various risks and uncertainties that may be outside our control, including, among other things:

     . the direct and indirect effects of the current California power crisis on us and our investments, as well as the measures adopted and being contemplated by federal and state authorities to address the crisis;

     . general political, economic and business conditions in the countries in which we do business;

     . governmental, statutory, regulatory or administrative changes or initiatives affecting us or the electricity industry generally;

     . political and business risks of international projects, including uncertainties associated with currency exchange rates, currency repatriation, expropriation, political instability, privatization efforts and other issues;

     . supply, demand and price for electric capacity and energy in the markets served by our generating units;

     . competition from other power plants, including new plants and technologies that may be developed in the future;

     . operating risks, including equipment failure, dispatch levels, availability, heat rate and output;

     . the cost, availability and pricing of fuel and fuel transportation services for our generating units;

     . our ability to complete the development or acquisition of current and future projects or the sale of the Ferrybridge and Fiddler's Ferry plants;

     .    our ability to maintain an investment grade rating; and

     . our ability to refinance short-term debt or raise additional financing for our future cash requirements, including funds to pay down or refinance our three credit facilities maturing in October 2001.

     We use words like "anticipate," "estimate," "project," "plan," "expect," "will," "believe" and similar expressions to help identify forward-looking statements in this report. This paragraph is included to provide safe harbor for forward-looking statements, which are not required to be publicly revised as circumstances change.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    EDISON MISSION ENERGY
                                        (Registrant)


                                    By: /s/ Raymond W. Vickers
                                        -------------------------
                                        Name:  Raymond W. Vickers
                                        Title: Senior Vice President and
                                               General Counsel

Date:  August 1, 2001





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                                  EXHIBIT INDEX

Number    Exhibit
------    -------
99.1      Certain information with respect to Edison Mission Energy to be disclosed to prospective private placement purchasers of senior notes not previously publicly reported.






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